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                                                                   EXHIBIT 10.1

                                      1993
                          INCENTIVE STOCK OPTION PLAN
                                      FOR
                                AIR SOUTH, INC.

1.       PURPOSE

This Incentive Stock Option plan (the "Plan") is intended as an incentive and to encourage stock ownership by all key officers and employees of Air South, Inc. (the "Corporation") or of any subsidiary corporations, as that term is defined in Article 3 below (the "Subsidiaries"), so that they may acquire or increase their proprietary interest in the success of the Corporation and the Subsidiaries, and to encourage them to remain in the employ of the Corporation or the Subsidiaries. It is further intended that options issued pursuant to this Plan shall constitute "incentive stock options" within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.       ADMINISTRATION

The Plan shall be administered by the Board of Directors or, if appointed, by a committee appointed by the Board of Directors of the Corporation (the "Committee"). Such Committee shall consist of not less than three members of the Corporation's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it
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may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. No director while a member of the Committee shall be eligible to receive an option under the Plan. The Committee shall from time to time at its discretion make recommendations to the Board of Directors with respect to all officers and key employees who shall be granted options and the amount of stock to be optioned to each.

The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.       ELIGIBILITY

The persons who shall be eligible to receive options shall be such key officers and employees (whether or not they are directors) of the Corporation or its Subsidiaries (as such term is defined in Section 425 of the Code) as the Board of Directors shall select from time to time from among those nominated by the Committee. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth.
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No personal shall be eligible to receive an option for a larger number of shares than is recommended for his (her) by the Committee.

4.       STOCK

The stock subject to the options to be granted hereunder shall be an aggregate of 500,000 shares of the Corporation's authorized but unissued or reacquired no par value common stock, hereafter sometimes called "Common Stock."

In the event any outstanding option under the Plan for any reason expires, lapses or is otherwise terminated, or if any shares transferred pursuant to any exercise of options are subsequently repurchased by the corporation pursuant to
Section 5(e) of the Plan, those shares of Common Stock or those shares allocable to such unexercised options may again become the subject of an option granted under the Plan.

5.       TERMS AND CONDITIONS OF OPTIONS

Stock options granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a)      Optionee's Agreement and Eligibility.
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         Each optionee shall express his (her) intent to remain in the employ of and to render to the Corporation of the Subsidiaries services for a period of five years, but nothing in this Plan shall impose upon the Corporation or Subsidiaries any obligation to retain the optionee in their employ for any period. Each optionee shall agree in writing not to sell, assign or transfer any shares acquired by exercise of an option under the Plan (and all stock certificates issued pursuant to exercise of options granted hereunder shall bear a legend prohibiting sale, assignment or transfer) until two years after the date of grant thereof and one year after the date of exercise thereof. Options granted hereunder shall become null and void unless the optionee remains continuously an employee of the Corporation or Subsidiary for a period of six (6) months following the date of grant thereof. Upon exercise of any option granted hereunder, the optionee shall agree in writing that he (she) is acquiring the securities being issued pursuant to exercise of the option for investment for his (her) own account and not with a view to the resale or distribution thereof.

         (b) Number of Shares.

         Each option shall state the total number of shares to which it pertains.
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         (c) Option Price.

         Each option shall state the option price, which shall be not less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of the grant of the option.

         Notwithstanding the preceding paragraph, in the case of an individual, who immediately before the grant of an option, owns [including constructive ownership pursuant to Section 425(d) of the Code] more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent (if any) or any of the subsidiaries, the purchase price per share of Common Stock under each such option shall not be less than 110 percent of the fair market value per share of stock at the time of the grant of the option. At or prior to the time an option is granted to such an individual, the Committee shall fix the term of such option which, notwithstanding
         Section 5 (e) of the Plan, shall not be more than five years from the date of the grant of the option. In the event that the Committee takes no action to fix the term of an option granted to such an individual, such option shall contain a provision that it shall expire five years from the date of grant. For purposes of this paragraph, the parent of the Corporation shall be any corporation, which, with respect to the Corporation, is a parent corporation pursuant to Section
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         425(e) of the Code; and the Subsidiaries of the Corporation shall be all corporations which, with respect to the Corporation, are subsidiary corporations pursuant to Section 425(f) of the Code.

         During such time as such stock is not listed on an established stock exchange, the fair market value per share shall be the price half-way between the dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the day on which the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day on which the option is granted or, if no sale of the Corporation's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. If there is no established market for the stock, the fair market value shall be determined by the most recent prior private sale price of the Common Stock. Subject to the foregoing, the Board of Directors and the committee in fixing the option price shall have full authority and discretion and shall be fully protected in doing so.
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         (d) Medium and Time of Payment.

         The option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash or by check. At the agreement of the Board of Directors and the optionee, the option price may be paid in shares of Common Stock of the Corporation, taken at fair market value.

         (e) Term and Exercise of Options (Vesting).

         No option shall be exercisable after the expiration of ten years from the date it is granted or three months after termination of employment, except as provided for herein in the event of death or total disability of the optionee. During the lifetime of the optionee, the option shall be exercisable only by him (her) and shall not be assignable or transferable by him (her), and no other person shall acquire any rights therein. Options granted hereunder shall be transferable by will or by the laws of descent and distribution. The minimum number of shares exercisable at any single time shall be one hundred (100) shares, unless the total number of shares subject to exercise hereunder amount to fewer than one hundred (100) shares.

         (f) Prior Outstanding options.

         An option (for purposes of this Article 5(f) called a "New Option") may be exercised, to the extent then exercisable, even though there may be outstanding prior incentive stock options, whether exercisable or not, which were granted
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         before the granting of the New Option, to the person to whom the New
         Option is granted, to purchase stock in the Corporation or the Subsidiaries or in a corporation which, at the time the New Option is granted, is a parent or subsidiary corporation (as those terms are defined in Section 425 of the Code) of the Corporation, of is a predecessor corporation of the corporation or such parent or subsidiary corporation.

         (g) Termination of Employment Other Than By Death.

         In the event that an optionee shall cease to be employed by the Corporation or the Subsidiaries for any reason other than his (her) death, such optionee shall have the right to exercise the option at any time within three months after such termination of any employment (twelve months in the case of the total disability of the optionee) to the extent that his (her) right, to exercise such option had accrued pursuant to Article 5(e) of the Plan and had not previously been exercised at the date of such termination. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive.
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         (h) Death of Optionee and Transfer of option.

         If the optionee shall die while in the employment of the Corporation or any of the Subsidiaries or within a period of three months after the termination of his (her) employment with the Corporation or any of the Subsidiaries, an option may be exercised at any time within one year after the optionee's death, by the executors or administrators of the optionee or other person acquiring such option by bequest or inheritance.

         (i) Recapitalization.

         Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

         Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have
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         been entitled. A dissolution or liquidation of the Corporation or a merger, consolidation or acquisition in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate, providing each optionee shall, in such event, have the right, immediately prior to such dissolution or liquidation, or merger, consolidation of acquisition in which the Corporation is not the surviving corporation, to exercise her (her) option in whole or in part.

         In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

         To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fall to continue to qualify as an incentive stock option within the meaning of Section 422A of the Code.
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         The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.

         (j) Rights as a Stockholder.

         An optionee or a transferee of an option shall have no rights as stockholder with respect to any shares covered by his (her) option until the date of the issuance of a stock certificate to him (her) for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date on which such stock certificate is issued, except as provided in Article 5(i) hereof.

         (k) Modification, Extension and Renewal of Options.

         Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend or renew outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any option shall, without the consent of the optionee, alter or impair any rights or
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         obligations under any option theretofore granted under the Plan.

         (l) Investment Purpose and Qualification of Shares.

         Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes only, and not with a view to resale or distribution. If the stock subject to such option is registered under the Securities Act of 1933, as amended, or a resale of such stock without such registration would otherwise be permissible, such stock may be sold by the optionee if, in the opinion of counsel for the Corporation, such a sale would be permitted under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency. The Corporation shall seek such authority, as may lawfully be required for the optionee to offer and sell the shares covered by an option in the jurisdiction in which the optionee resides. However, nothing herein shall require the Corporation to register under the Securities Act of 1933 either the Plan, options granted thereunder, or any securities issued or issuable pursuant to any option granted under the Plan. If such authority is not obtained for any reason, the Corporation shall not be obligated (and shall be relieved of any liability for failure) to register the transfer of any stock
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         issued pursuant to an option granted hereunder until and unless such authority is granted.

         (m) Other Provisions.

         The option agreements authorized under the Plan shall from time to time and from option to option contain such other provisions, including, without limitation, restrictions on the exercise of the option, as the Committee and the Board of Directors of the Corporation shall deem advisable in each case. Any such option agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "incentive stock option" as defined in Section 422A of the Code or to inform to any change in the law.

6.       CORPORATION LOANS

The corporation may, but need not, make nonrecourse, collateralized loans to employees for the purpose of exercising options, with such loans secured by the shares being purchased. Such loans shall, however, terminate and be due and payable (including interest) thirty days after the last day of the employment of any employee or, if earlier, upon the disposition by the employee of the shares purchased with the proceeds of such loans.
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7.       TERM OF PLAN

Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted, or the date the Plan is approved by the Stockholders, whichever is earlier.

8.       INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that, within sixty days after the institution of any such action, suit or proceeding, the Committee member shall in writing offer to the
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Corporation the opportunity, at its own expense, to handle and defend the same.

9.       AMENDMENT OF THE PLAN

The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the stockholders, no such revision or amendment shall change the number of the shares subject to the Plan, change the designation of the class of the individuals eligible to receive options, decrease the price at which options may be granted, remove the administration of the Plan from the Committee, or render any member of the committee eligible to receive an option under the Plan while serving thereon. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause options issued under it to fail to meet the requirements of "incentive stock options" as defined in Section 422A of the Code.

10.      NO OBLIGATION TO EXERCISE OPTION

The granting of an option shall impose no obligation upon the optionee to exercise such option.

11.      APPROVAL OF STOCKHOLDERS

The Plan is subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Corporation, which